Property and equipment, net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Property and equipment, net

7. Property and equipment, net

Property and equipment consist of the following:

	At December 31,
	2021	2020
	(in Euros)
Computer	€24,869	€16,196
Furniture and fixtures	5,010	4,675
Total property and equipment	29,879	20,871
Less: accumulated depreciation	(6,789)	(1,900)
Property and equipment, net	€23,090	€18,971

Property and equipment consist of computers and furniture and fixtures of our office space in Milan, Italy. There were no disposals, nor impairments during the periods. Depreciation has been calculated by taking into consideration the use, purpose and financial-technical duration of the assets, based on their estimated economic lives. No significant purchases occurred during the 12 months ended December 31, 2021.

Depreciation expense for the years ended December 31, 2021, and 2020 were €4,889 and €1,900, respectively.